Exhibit 10.21

PROMISSORY NOTE

Maximum Principal Amount: $1,000,000.00

Westlake Village, California

November 19, 2007

FOR VALUE RECEIVED, the undersigned, PHARMATECH DIRECT CORP., a Nevada corporation, with an address of 2660 Townsgate Road, Suite 300, Westlake Village, California 91361 (the “Borrower”), hereby unconditionally promises to pay to the order of Centurion Credit Resources LLC, a Delaware limited liability company with an address of 152 West 57th Street, 54th Floor, New York, New York 10019 (together with its successors and assigns, the “Lender”) to such account of the Lender, as Lender may designate, the principal amount of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00) or so much thereof as may be outstanding from time to time, such amount to be repaid as follows:

1.

On the date which is the one (1) month anniversary of any Advance (as defined in the Loan Agreement (as hereinafter defined)) (such one (1) month anniversary, herein the “Applicable Maturity Date”), Borrower shall make a payment of unpaid principal and accrued and unpaid interest with respect to such Advance, with interest accruing on the principal amount thereof at a rate per annum equal to twenty-four percent (24%); and

2.

If the entire amount of any required principal and/or interest payment required hereunder is not paid in full within ten (10) days after same is due, Borrower shall, to the extent permitted by law, pay Lender a late fee of 5% of the required payment. Any such late fee assessed shall be immediately due and payable.

Capitalized terms used but not defined herein shall have the meanings set forth for such term in that certain Loan and Security Agreement, dated the date hereof, entered into among Borrower, INSTACARE CORP., a Nevada corporation, and Lender (the “Loan Agreement”).

Each request for an Advance shall constitute a certification by the Borrower that no Event of Default exists under this Note or any Loan Document (defined below).  Furthermore, Borrower hereby agrees that as an express inducement to Lender to make the Loan, the total outstanding principal amount under the Note, at any one time, (i) will be based, in the Lender’s sole discretion, upon the financial strength of the Borrower, the amount of Advances then outstanding, and the performance by Debtors under previous Approved Sale Documents, and (ii) shall not exceed $1,000,000.00.  Borrower shall be permitted to request Advances not more frequently than one (1) time in any thirty (30) day period, and no request for Advances may be made on or after the date which is one (1) year from the date hereof.

Interest on the principal amount of any Advance under this Note shall be calculated on the basis of the actual number of days elapsed over a year consisting of 360 days.

This Note is a revolving note and, subject to the foregoing and in accordance with the provisions hereof and of any and all other agreements between the Borrower and the Lender related hereto, the Borrower may, at its option, borrow, pay, prepay and re-borrower hereunder at any time prior to the Applicable Maturity Date or such earlier date as the obligations of the Borrower to the Lender under this Note, and any other agreements between the Lender and the Borrower related hereto, shall become due and payable, or the obligation of the Lender to extend financial accommodations to the Borrower shall terminate; provided, however, that in any event the principal balance outstanding hereunder shall at no time exceed the face amount of this Note.  This Note shall continue in full force and effect until all obligations and liabilities evidenced by this Note are paid in full and the Lender is no longer obligated to extend financial accommodations to the Borrower, even if, from time to time, there are no amounts outstanding respecting this Note.

If this Note or any payment hereunder becomes due on a day which is not a Business Day (as defined below), the due date of this Note or payment shall be extended to the next succeeding Business Day, and such extension of time shall be included in computing interest and fees in connection with such payment.  As used herein, “Business Day” shall mean any day other than a Saturday, Sunday or day which shall be in the State of New York a legal holiday or day on which banking institutions are required or authorized to close.

All payments shall be made by Borrower to Lender at 152 West 57th Street, 54th Floor, New York, New York 10019 or such other place as Lender may from time to time specify in writing in lawful currency of the United States of America in immediately available funds, without counterclaim or setoff and free and clear of, and without any deduction or withholding for, any taxes or other payments.

In the Event of a Default hereunder by Borrower, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable.

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.  Whenever used, the singular number shall include the plural, the plural the singular, and the words “Lender” and “Borrower” shall include their respective successors, assigns, heirs, executors and administrators.

Notwithstanding the above, from time to time, without affecting the obligation of Borrower or the successors or assigns of Borrower to pay the outstanding principal balance of this Note and observe the covenants of Borrower contained herein, in the Loan Agreement or in any other Loan Document without affecting the guaranty of any person, corporation, partnership or other entity for payment of the outstanding principal balance of this Note, without giving notice to or obtaining the consent of Borrower, the successors or assigns of Borrower or guarantors, and without liability on the part of the Lender, the Lender may, at the option of the Lender, decrease the maximum amount of the Note, extend the time for payment of said outstanding principal balance or any part thereof, reduce the payments thereon, release anyone liable on any of said outstanding principal balance, accept a renewal of this Note, modify the terms and time of payment of said outstanding principal balance, join in any extension or subordination agreement, release any security given herefor, take or release other or additional security, and agree in writing with Borrower to modify the rate of interest or period of amortization of this Note or change the amount of the monthly installments payable hereunder.

Borrower and all others who may become liable for the payment of all or any part of the indebtedness hereunder do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, notice of intent to accelerate the maturity hereof and of acceleration.  No release of any security for the indebtedness hereunder or any person liable for payment of the indebtedness hereunder, no extension of time for payment of this note or any installment hereof, and no alteration, amendment or waiver of any provision of any and all documents, instruments and agreements, if any, which may now or hereafter evidence, govern, secure (directly or indirectly) or guaranty the Note (hereinafter the “Loan Documents”) made by agreement between Lender and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or party who may become liable under the Loan Documents for the payment of all or any part of the indebtedness hereunder.

Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute, deliver and perform its obligations pursuant to this note and the other Loan Documents and that this note and the other Loan Documents constitute valid and binding obligations of Borrower.

All notices or other communications required or permitted to be given pursuant hereto shall be given in the manner specified in the Loan Agreement directed to the parties at their respective addresses as provided therein.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

The Borrower consents that any legal action or proceeding arising hereunder may be brought in any jurisdiction within the State of New York and assents and submits to personal jurisdiction of any such court in any action or proceeding involving the Borrower or this note.  Borrower initially and irrevocably designates __________, with an office on the date hereof at _________________________, to receive for and on behalf of Borrower service of process in New York with respect to this Note.

THE MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NOTE OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

The Lender shall have the right to assign, in whole or in part, this Note, and any other Loan Document and all of its rights hereunder and thereunder, and all of the provisions herein and therein shall continue to apply to the Loan.  The Lender shall have the right to participate the Loan with other parties.

Interest on the principal sum of this Note shall be calculated on the basis of the actual number of days elapsed over a year consisting of 360 days.  Interest on this Note shall be paid in arrears, except as provided below.

The Lender shall not, by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies hereunder and no waiver by the Lender of its rights or remedies hereunder shall be valid against the Lender unless in writing, signed by the Lender, and then only to the extent therein set forth.  The waiver by the Lender of any right or remedy hereunder upon any one occasion shall not be construed as a bar to any right or remedy which it would otherwise have had on any future occasion.

The liability of the undersigned shall be absolute and unconditional and without regard to the liability of any other party hereto.

IN WITNESS WHEREOF, Borrower has caused this Note to be executed and delivered as of the day first above written.

PHARMATECH DIRECT CORP., a Nevada corporation

By: /s/ Keith Berman

Name:  Keith Berman

Title:  President

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